SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2002


                        RegeneRx Biopharmaceuticals, Inc.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)


          Delaware                   000-15070                  52-1253406
          --------                   ---------                  ----------
(State or other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)



  3 Bethesda Metro Center, Suite 700, Bethesda, MD                   20814
  ------------------------------------------------                   -----
    (Address of Principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (301) 961-1992
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 1.       Changes in Control of the Registrant.

              Not Applicable

Item 2.       Acquisition or Disposition of Assets.

              Not Applicable.

Item 3.       Bankruptcy or Receivership.

              Not Applicable.

Item 4.       Changes in Registrant's Certifying Accountant.

              Not Applicable.

Item 5.       Other Events.

              RegeneRx Biopharmaceuticals, Inc. (the "Company") issued a press release announcing that effective as of March 7, 2002, the Company completed the sale of 7,306,383 shares of the common stock of the Company pursuant to a private placement at a price of $.235 per share. The Company received approximately $1.7 million in proceeds from this private placement of its common stock. The lead investor in the transaction was Defiante Farmaceutica Unipessoal, L.d.a., a Portuguese company which is part of an Italian pharmaceutical group, Sigma-Tau, S.p.A., headquartered in Rome, Italy. Defiante Farmaceutica Unipessoal, L.d.a. purchased 4,255,319 shares of Company common stock in the private placement.

              The private placement is exempt from registration with the Securities and Exchange Commission under the under Rule 506 of Regulation D of the Securities Act of 1933. The number of shares sold in the Company's private offering was 7, 306,383, which corrects the 7,289,362 shares reported in the March 11, 2002 press release, a copy of which is attached as Exhibit 99.1.

Item 6.       Resignation of Registrant's Directors.

              Not Applicable.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              a.  Financial Statements

                  Not Applicable

              b.  Pro Forma Financial Information

                  Not Applicable

              c.  Exhibits

                  99.1 Copy of Press Release dated March 11, 2002

Item 8.       Change in Fiscal Year.

              Not Applicable.

Item 9.       Regulation FD Disclosure.

              The number of shares sold in the Company's private offering was 7, 306,383, which corrects the 7,289,362 shares reported in the March 11, 2002 press release, attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     RegeneRx Biopharmaceuticals, Inc.



Date:  March 19, 2002                 /s/ J.J. Finkelstein
                                      --------------------
                                      J.J. Finkelstein
                                      President and Chief Executive Officer